Portions of this exhibit (indicated by brackets) have been omitted pursuant to a request for confidential treatment.




                                 AMENDMENT NO. 2

                                     TO THE

                       LUCENT TECHNOLOGIES/SPRINT SPECTRUM

                        PROCUREMENT AND SERVICES CONTRACT



                            Dated as of July 15, 1996

     AMENDMENT NO. 2 dated as of July 15, 1996, to the Procurement and Services Contract dated as of January 31, 1996, between Sprint Spectrum Holding Company, L.P., a Delaware limited partnership formerly known as MajorCo L.P., a Delaware limited partnership, as subsequently assigned (pursuant to that certain Assignment, Assumption and Amendment No. 1 dated June 21, 1996) to Sprint Spectrum Equipment Company, L.P., a Delaware limited partnership (and as the successor in interest of Sprint Spectrum, L.P., the "Owner") and Lucent Technologies Inc., a Delaware corporation, the full successor to the Network Systems Group of AT&T Corp., a New York corporation (the "Vendor", and together with the Owner, the "Parties").

                                    RECITALS:

     WHEREAS, the Parties are parties to a certain Procurement and Services Contract dated as of January 31, 1996 (the "Contract") wherein the Owner agreed to have the Vendor engineer and construct PCS Systems in the System Areas and the Vendor, itself or through its Subcontractors, agreed to provide Products and Services to the Owner in connection with the engineering and construction of PCS Systems in the System Areas pursuant to and in accordance with the terms of the Contract.

     WHEREAS, the Parties desire to amend the Contract to provide, amongst other things, for the provision, installation, operation and maintenance by the Vendor to and for the Owner of a stand-alone Service Control Point/Home Location Register (SCP/HLR), Service Management System (SMS) and Service Creation Environment (SCE) (as such terms are defined below).

     WHEREAS, the Parties further desire to amend the Contract to provide, amongst other things, for the provision, installation, operation and maintenance by the Vendor to and for the Owner of certain Application Software Products, including AS Software, AS Equipment and AS Services (as such terms are defined below).

     NOW THEREFORE, in consideration of the mutual covenants and conditions set forth herein, the Owner and the Vendor hereby agree as follows:

     1. Definitions. Unless otherwise defined herein, all capitalized terms used in this Amendment will have the meaning given to such terms in the Contract. For the purposes of the Contract and this Amendment (i) the term "Equipment" as defined in the Contract will be deemed (to the extent it is not already clear) to include the SCP/HLRs and any and all equipment associated with or integral to the SCP/HLRs, the AM/HLRs as well as the AS Equipment to be delivered and installed by the Vendor pursuant to the SCP/HLR Specifications, the AM/HLR Specifications and the AS Statement of Work, as applicable, including, but not limited to, SMS and SCE, as the case may be, and (ii) the term "Software" as defined in the Contract will be deemed (to the extent it is not already clear) to include all software with or integral to the SCP/HLRs, the AM/HLR Products and the AS Software delivered and installed by the Vendor pursuant to the SCP/HLR Specifications, the AM/HLR Specifications or the AS Statement of Work, as the case may be.

     2. Agreements.

     (a) Pursuant to and in accordance with the terms of the Contract as amended hereby, the Vendor agrees to provide the Owner with; (i) one mated pair of stand-alone SCP/HLRs with SMS (two SCPs), (ii) one SCE with eight RTUs, (iii) one AM/HLR (to the extent not already being provided), (iv) compiled servers and
(v) one copy of "Execution Environment" in accordance with the Specifications in the Owners Test-bed Laboratory no later than the Completion Dates as set forth in the HLR Statement of Work. In addition, the Vendor agrees to provide the Owner three (3) other mated pairs of SCP/HLRs for the Nationwide Network in accordance with the SCP/HLR Specifications at the HLR Designated Switch Sites no later than the HLR Completion Dates. As an interim solution only, the Vendor will provide, at its sole cost and expense, AM/HLRs in accordance with the AM/HLR Specifications at the AM/HLR Designated Switch Sites.

     (b) Pursuant to the terms of the Contract as amended hereby, the Vendor will supply to the Owner AS Products and AS Services for the Owner's Nationwide Network pursuant to and in accordance with the AS Statement of Work (as defined below).

     (c) The Vendor will use its best efforts to work with Northern Telecom Inc., a Delaware corporation ("Nortel") and a party to that certain Procurement and Services Contract dated as of January 31, 1996, between the Owner and Nortel (the "Nortel Contract") in order to ensure that the AM/HLRs and SCP/HLRs work with the Equipment and Software (as defined in the Nortel Contract) provided by Nortel so that in a timely manner the AM/HLRs and SCP/HLRs Products and Services provide service to the entire Nationwide Network (including, but not limited to, the Nortel constructed portion of the Nationwide Network) in accordance with the AM/HLR Specifications and the SCP/HLR Specifications, as applicable. Nothing stated herein above to the contrary, the Vendor will not be liable for the failure of any of the AM/HLRs and/or the SCP/HLRs to properly operate with the Nortel System (as such term is defined in the Nortel Agreement) where such failure was directly caused by Nortel's failure to provide timely and accurate specifications or to make its Equipment accessible and to operate with the AM/HLRs and/or SCP/HLRs in accordance with and pursuant to the Lucent/Nortel License Agreement.

     (d) The Vendor will use its best efforts to work with Nortel in order to ensure that the AS Products work with the Equipment and Software (as defined in the Nortel Contract) provided by Nortel so that in a timely manner the AS Products and Services provide service to the entire Nationwide Network (including, but not limited to, the Nortel constructed portion of the Nationwide Network) in accordance with the AS Statement of Work, as applicable. Nothing stated herein above to the contrary, the Vendor will not be liable for the failure of any of the AS Products to properly operate with the Nortel System (as such term is defined in the Nortel Agreement) where such failure was directly caused by Nortel's failure to provide timely and accurate specifications or to make its Equipment accessible and to operate with the AS Products in accordance with and pursuant to the Lucent/Nortel License Agreement-OAM&P.

     (e) Commencing on the date hereof, the Vendor will regularly update (including the provision of at least monthly written updates) the Owner as to the Vendor's progress in developing and being able to timely deliver the AM/HLRs and the SCP/HLRs for both the Test-bed Laboratory and the Nationwide Network.

     (f) Notwithstanding anything to the contrary in the Contract, Substantial Completion of any PCS System within the Initial System, and the testing required therefor, will expressly require and be conditioned upon the successful integration and inter-operation (in accordance with the AM/HLR Specifications), of the other Products within any such PCS System with the then existing AM/HLRs within the Nationwide Network.

     (g) Notwithstanding anything to the contrary, the provisions of subsections 2.3, 2.4, 2.5, 2.6, 2.7, 2.8, 2.9(b), 2.10, 2.25, 2.38, 2.40, 2.41, 6.4, 6.5,
6.7,  6.8,  and 7.1 and  Section  4 are not  applicable  to AS  Products  and AS
Services.

     (h) The Parties will mutually agree to and incorporate in the Contract an Appendix K to Amendment No. 2 as to Application Software Products Acceptance Procedures and Criteria which will work to provide verification for the requirements set forth in Appendix G by no later than July 24, 1996.

     3. Amendment to Subsection 1.1. Subsection 1.1 of the Contract is hereby amended as follows:

     (a) by adding the following definitions:

          "Access Manager HLR (AM/HLR)" means Equipment and Software that provides the call processing logic which comprises the stand-alone HLR service. The stand-alone service being that service which contains the PCS subscriber's or group of PCS subscribers' profile data used to provide call completion and enhanced services as further described in Appendix A attached to Amendment No. 2.

          "Access Manager Specifications (AM/HLR Specifications)" means the Access Manager Specifications set forth in Appendix A attached to Amendment No. 2.

          "Adaptations" means any derivative work based on service package application licensed Software including (i) any work incorporating any of service package application licensed Software directly, (ii) any work incorporating any computer program from service package application licensed Software rewritten in a different computer language or converted to operate on a different type of CPU, (iii) any work utilizing a method or concept from service package application licensed Software that the Owner is obligated to keep in confidence hereunder or (iv) any work otherwise covered by any of the Vendor's intellectual property rights in service package application licensed Software.

          "Amendment No. 2" means this Amendment No. 2 to the Contract.

          "AS Acceptance Date" means the date or dates on which the AS Products successfully complete the AS Functional Acceptance Tests or the AS Final Acceptance Tests, as the case may be.

          "AS Acceptance Test(s)" means the collective reference to the AS Functional Acceptance Tests and the AS Final Acceptance Tests.

          "AS Acceptance Test Period" means the applicable period of time in days that the Vendor has to test and the Owner has to accept certain AS Products as specified in the AS Statement of Work.

          "AS Completion Dates" means the dates and milestones as set forth in Appendix G that are required to be met by the Vendor for the successful and timely completion of the AS Statement of Work in accordance with the AS Statement of Work.

          "AS Equipment" means certain third party manufactured or other Equipment provided to the Owner by the Vendor as necessary for the operation and integration of the AS Software and the AS Services pursuant to and in accordance with the AS Statement of Work.

          "AS Functional Acceptance" means the Owner's initial acceptance of AS Products and Services, and, to the extent applicable, the installation thereof, pursuant to and in accordance with the AS Functional Acceptance Tests set forth in Appendix K to Amendment No. 2.

          "AS Final Acceptance" means the Owner's final acceptance of the relevant AS Products and installation thereof, pursuant to and in accordance with the AS Final Acceptance Tests set forth in Appendix K to Amendment No. 2; provided that in no event can AS Final Acceptance occur with respect to AS Software and/or AS Services prior to thirty
          (30) days after the completion of AS Functional Acceptance Testing.

          "AS Functional Acceptance Test" and "AS Functional Acceptance Testing" means the initial functional tests performed pursuant to and in accordance with Appendix K to Amendment No. 2.

          "AS Final Acceptance Tests" and "AS Final Acceptance Testing" means the AS Product final acceptance testing as set forth in Appendix K to Amendment No. 2.

          "AS Maintenance and Instruction Manuals" has the meaning ascribed thereto in subsection 2.22.

          "AS/OAM&P Statement of Work" or "AS Statement of Work" means the scope of work to be performed by the Vendor in accordance with the AS Statement of Work as set forth in Appendix G to Amendment No. 2.

          "AS Operating Manuals" has the meaning ascribed thereto in subsection 2.20.1.

          "AS Price" means the aggregate price set forth in Appendix I to Amendment No. 2 for all of the AS Products and AS Services to be provided under the Contract and described in the AS Statement of Work.

          "AS Products" means the collective reference to AS Software and AS Equipment.

          "AS Product Warranty Period" has the meaning ascribed thereto in subsection 17.1.1. "AS Services" means those OAM&P Services (including, but not limited to, Optional AS Services) provided by the Vendor as part of the provision, installation and continuing operation and maintenance of the AS Products pursuant to and in accordance with the AS Statement of Work.

          "Application Software ("AS")" or "AS Software," means the software used for operations and maintenance support as part of the Vendor provided AS Products and Services described in Appendix G to Amendment No. 2.

          "AS/T&M" means AS Services time and material pricing as set forth in Appendix I to Amendment No. 2 describing the quantity of hours and involved and material expenses related to a specific AS Statement of Work requirement which is done in accordance with and pursuant to the AS Statement of Work; provided that AS/T&M charges will only be charged (to the extent applicable) by the Vendor for AS Services (other than Optional AS Services requested by the Owner in accordance with Appendix G to Amendment No. 2) requested by the Owner for performance by the Vendor of applicable AS Services after three (3) years from the date of Amendment No. 2 to the Contract.

          "Computer Program" means any Source-Code or object-code instruction or group of such instructions for controlling the operation of a CPU.

          "Contract  Cover  Damages"  has  the  meaning   ascribed   thereto  in
          subsection 15.4.

          "CPU" means a central processing unit.

          "Designated Processor" has the meaning of the AS Product for which the "RTU" License specified in subsection 11.1 is granted.

          "Field Acceptance" means the Owner's initial acceptance of SCP/HLR Products and the installation thereof, pursuant to and in accordance with the Field Acceptance Tests set forth in Appendix E to Amendment No. 2.

          "Field Acceptance Tests" and "Field Acceptance Testing" means the SCP/HLR field acceptance testing as set forth in Appendix E to Amendment No. 2.

          "Firmware" means a combination of (i) Equipment and (ii) Software represented by a pattern of bits contained in such Equipment.

          "HLR Completion Dates" means the dates and milestones as set forth in Appendix E to Amendment No. 2 that are required to be met by the Vendor for the successful and timely completion of the HLR Statement of Work.

          "HLR Designated Switch Sites" means the Switch Sites within the Nationwide Network in which the Owner requires the installation of AM/HLRs within the Denver, Kansas City and Philadelphia System Areas and the installation of SCP/HLRs within the San Francisco, New York, Dallas, Denver, Kansas City and Philadelphia System Areas.

          "HLR Final Acceptance" means the Owner's final acceptance of SCP/HLR Products and the installation thereof, pursuant to and in accordance with the HLR Final Acceptance Tests set forth in Appendix E to Amendment No. 2; provided that in no event can HLR Final Acceptance occur with respect to any SCP/HLR Product prior to thirty (30) days after the completion of Field Acceptance Testing for such SCP/HLR Product(s).

          "HLR Final Acceptance Tests" and "HLR Final Acceptance Testing" means the SCP/HLR final acceptance testing as set forth in Appendix E to Amendment No. 2.

          "HLR Statement of Work" means the statement of work applicable to the AM/HLRs and the SCP/HLRs as set forth in Appendix E to Amendment No. 2.

          "Lucent/Nortel   License   Agreement"  means  the  Interface   License
          Agreement between the Vendor and Nortel dated as of June 14, 1996 attached as Appendix D1 to Amendment No. 2.

          "Lucent/Nortel License Agreement-OAM&P" means the OAM&P Interface License Agreement between the Vendor and Nortel dated as of July __, 1996 attached as Appendix D2 to Amendment No. 2.

          "Nortel" has the meaning ascribed thereto in Paragraph 2(c) of Amendment No. 2.

          "Nortel Contract" has the meaning ascribed thereto in Paragraph 2(c) of Amendment No. 2.

          "OAM&P" means Operations Administration Maintenance & Provisioning as described in Appendix G to Amendment No. 2.

          "Optional AS Services" means those AS services classified as optional, as set forth in Appendix G to Amendment No. 2, which are only provided to the Owner upon the request of the Owner.

          "SCE" means the Service Creation Environment Equipment and Software as further described in Appendix B to Amendment No. 2.

          "SCP/HLR" means the Equipment and Software that provides the call processing logic which comprises the stand-alone HLR service which contains the PCS subscriber's or group of PCS subscriber's profile data used to provide call completion and enhanced services and further described in Appendix B to Amendment No. 2.

          "SCP/HLR Hardware" means SCP/HLR equipment and platform software as set forth in Appendix B to Amendment No. 2.

          "SCP/HLR Price" means the aggregate price for all of the SCP/HLRs as set forth on Appendix F to Amendment No. 2.

          "SCP/HLR Products" means the collective reference to SCP/HLR Hardware, and SCP/HLR Software, SMSs, SCEs and RTUs.

          "SCP/HLR Specifications" means the SCP/HLR specifications as set forth in Appendix B to Amendment No. 2 and including, but not limited to, the SCE and the SMS.

          "SCP/HLR Software" means the SCP/HLR Software as more fully described in Appendix B to Amendment No. 2.

          "SMS" means the Service Management System Equipment and Software as further described in Appendix B to Amendment No. 2.

     (b) by deleting the definition of "PCS Products" as such definition is set forth in the Contract and replacing it in its entirety with the following definition:

          "'PCS Products' means the Vendor's PCS Equipment and Software, as offered from time to time in the Customer Price Guide; provided that for the purposes of this Contract, PCS Products will always (subject to subsection 10.1) include at least (i) the SCP/HLRs, (ii) the SCP/HLR Products, (iii) the AM/HLRs (to the extent not already PCS Products), (iv) SMS, (v) SCE, (vi) the AS Products and (vii) those other Items listed on the Vendor's Customer Price Guide as of the Effective Date. As the context requires and notwithstanding the above, the term PCS Products includes all Vendor manufactured Products provided to the Owner in connection with its obligations pursuant to the terms of this Contract, but excludes Items furnished solely as part of Facilities Preparation Services not otherwise integral to the operation or maintenance of the PCS Items set forth on the Customer Price Guide, including Non-Essential Equipment." and

     (c) by deleting the definition of "Specifications" as such definition is set forth in the Contract and replacing it in its entirety with the following definition:

               "'Specifications' means the collective reference to the specifications and performance standards of the design, Facilities Preparation Services, Engineering, Products, Installation and Services contemplated by this Contract and includes any Expansions, amendments, modifications and/or other revisions thereto made in accordance with the terms of this Contract and as more fully set forth in Exhibits C, D, E and F and the AM/HLR Specifications, the SCP/HLR Specifications, the HLR Statement of Work, the AS Statement of Work or as otherwise determined hereunder pursuant to the terms of this Contract; provided that, except as otherwise provided in or determined pursuant to this Contract or as otherwise mutually agreed between the Parties, the applicable Specifications for an Item will be the Vendor's or other manufacturer's standard technical specifications for such Item, as applicable, unless the Owner will have specifically not agreed with such Vendor or other manufacturer specification; and provided further, that with respect to Facilities Preparation Services, design, engineering, Products, Installation and Services for which specifications and performance standards are not provided and listed in such Exhibits (such Exhibits including, but not limited to, the AM/HLR Specifications, SCP/HLR Specifications, the HLR Statement of Work and the AS Statement of Work), "Specifications" references to performance, functionality and fitness for the intended purpose in which such design, Facilities, Preparation Services, Engineering, Products, Installation and Services are employed."

     4. Amendment to Subsection 2.2. Subsection 2.2 is hereby amended to add the following subsection 2.2.1 after subsection 2.2:

          "2.2.1 AS Products and AS Services Additional Coverage. Where the Owner wishes to purchase AS Products or AS Services for use and/or application in a country outside the United States but within North America including any territory of the United States not otherwise covered by the definition of the "United States" as set forth herein, the Owner and the Vendor will, in good faith, negotiate a separate agreement for such purchase upon substantially all of the same terms as those set forth in this Contract, with only such modifications as may reasonably be appropriate to reflect the international nature of such transaction and to assure protection of the Vendor's intellectual property applicable to such AS Products and AS Services."

     5. Amendment to Subsection 2.5. Subsection 2.5 is hereby amended to add the following subsection 2.5(c) after subsection 2.5(b):

          "(c) The Vendor will supply (and Exhibit I will be deemed to include), at no cost to the Owner, (i) one mated pair SCP/HLRs with one SMS,
          (ii) one SCE with eight RTU's, (iii) one AM/HLR, (iv) one source code compiler and (v) one copy of "Execution Environment" all in accordance with and pursuant to the Specifications for the Test-bed /Laboratory no later than the dates specified in the HLR Statement of Work. All provisions of subsections 2.5(a) and 2.5(b) above will apply similarly to the Products listed in clauses (i) through (v) provided by the Vendor pursuant to this subsection 2.5(c). Nothing in this subsection 2.5(c) will be deemed to release or accelerate the Project Milestones and/or delivery requirements set forth in subsections 2.5(a) and 2.5(b) above."

     6. Amendment to Subsection 2.20. Subsection 2.20 is hereby is amended to add the following subsection 2.20.1 after subsection 2.20:

          "2.20.1 AS Products and Services Operating Manuals. The Vendor will provide the Owner operating and instruction manuals for the AS Products and AS Services (the "AS Operating Manuals") in accordance with this subsection as soon as they are reasonably available but in no event later than the dates and times as set forth in Appendix G to Amendment No. 2. The Vendor will provide the Owner with the quantity of AS Operating Manuals as set forth in the AS Statement of Work. The AS Operating Manuals will be prepared in accordance with the AS Statement of Work and in sufficient detail to accurately describe the operations and instructions for the AS Products and all of its component parts and will recommend procedures for operation and maintenance."

     7. Amendment to Subsection 2.22. Subsection 2.22 is hereby amended to add the following paragraph after the last unnumbered paragraph in subsection 2.22:

          "In addition to, and without limiting the requirements set forth in clauses (a) through (d) of this subsection 2.22, the AS Operating
          Manuals for the AS Products and Services will be submitted to the Owner in hard-copy volume format if so requested by the Owner. In addition to any of the Owner's other rights and remedies, the Owner will have the right to reject such AS Operating Manuals if in its reasonable judgment any of them do not meet the standards set forth in this Contract."

     8. Amendment to Subsection 2.23. Subsection 2.23 is hereby amended as follows:

     (a) by deleting the text of subsection 2.23  immediately  preceding  clause
(a) and substituting in lieu thereof the following:

          "2.23 Training. As more fully described below, starting at least one hundred and eighty (180) days prior to the Substantial Completion of the Initial PCS System, the Vendor must provide to the Owner a practical and participatory and, where feasible, on-site training program with respect to the System, which program will include technical education (collectively, the "Training"). The Vendor will provide, upon the Owner's prior written request and at the time or times mutually agreed in good faith by the Owner during the Initial Term of this Contract, (i) not less than a minimum of twelve thousand fifty (12,050) man days of Training and Training materials for the Owner's personnel, at no cost to the Owner plus (ii) an additional one thousand (1,000) man days of Training at no cost to the Owner for the SCP/HLRs and/or AM/HLRs; provided that the Vendor will be required to commence provision of SCP/HLR training no later than October 1, 1996. The Owner will be responsible for the travel and living expenses of personnel receiving Training. Such Training must be kept current to encompass the latest Software and Equipment, or any other Software Revision level and/or Equipment Revision Level directed by the Owner pursuant to the terms of this Contract. Subject to the foregoing, Training course size, content and material will be designed and agreed to by mutual consent between the Parties. The Vendor will conduct classes for the subjects described below:" and


     (b) by inserting the following clauses (vii) and (viii) after clause (vi) of subsection 2.23 (b) and renumbering the following clauses accordingly:

          "(vii) Stand-alone SCP/HLR operations;

          (viii) OAM&P and AS Products operations;"

     9. Amendment to Subsection 6.1. Subsection 6.1 is hereby amended to add the following sentence to the end of subsection 6.1 as such subsection is identified in the Contract:

          "Notwithstanding the foregoing, the aforesaid credits may not be applied to the purchase of any SCP/HLRs and/or any AS Products or Services."

     10. Amendment to Subsection 6.3.to Subsection 6.3

     (a) Subsection 6.3 is hereby amended by deleting the first sentence of such subsection and replacing in lieu thereof the following:

          "Except with respect to Facilities Preparation Services, RF Engineering, SCP/HLR Products and AS Products and Services as set forth below, an invoice may be submitted to the Owner only after shipment of a Product or performance of a Service." and

     (b) Clause (c) of subsection 6.3 is hereby amended by adding immediately prior to the semicolon at the end of such clause (c) the following:

          "; provided that the Owner will not be obligated to make any such Final Acceptance payment to the Vendor for the Initial PCS System only, until and unless the SCP/HLRs to be delivered and installed in accordance with the SCP/HLR Specifications are so delivered and
          installed   and   operating   in   accordance    with   such   SCP/HLR
          Specifications."

     (c) Subsection 6.3 is hereby amended by inserting the following subsections
6.3.2 and 6.3.3:

          "6.3.2 SCP/HLR Payments.  Notwithstanding  anything  contained in this
          Section 6 to the contrary, any invoice for SCP/HLR Products delivered and/or installed by the Vendor will be payable as follows: (a) (i) [_______________] of the amount of any invoice for SCP/HLR Hardware will be payable within [_______________] following the installation by the Vendor of such SCP/HLR Hardware at the appropriate HLR Designated Switch Sites, (ii) [_______________] of the amount of any invoice for SCP/HLR Hardware will be payable within [______________] following the Owner's Field Acceptance of such installed SCP/HLR Hardware in accordance with the SCP/HLR Specifications and (iii) the remaining [_______________] of the amount of any invoice for SCP/HLR Hardware will be payable within [_______________] of the Owner's Final Acceptance of such installed SCP/HLR Hardware in accordance with the SCP/HLR Specifications; and (b) (i) [_______________] of the amount of any invoice for SCP/HLR Software will be payable within [_______________] of the Owner's Field Acceptance in accordance with the SCP/HLR Specifications and (ii) the remaining [__________________] of the amount of any invoice for SCP/HLR Software will be payable within [_______________] of the Owner's HLR Final Acceptance in accordance with the SCP/HLR Specifications.

          6.3.3. AS Products Payments. (a) Notwithstanding anything contained in this Section 6 to the contrary, any invoice for AS Software delivered and/or installed by the Vendor will be payable by the Owner as follows: (i) [___________________] of the total price for any AS Software order for such AS Software will be payable within [______________] of the order placement for such AS Software by the Owner, (ii) [_________________] of the amount of any invoice for ordered AS Software will be payable within [______________] of the time of delivery by the Vendor of such AS Software, (iii) [________________] of the amount of any invoice for ordered AS Software will be payable within [______________] of AS Functional Acceptance of such AS Software, and (iv) the remaining [________________] of the amount of any invoice for ordered AS
          Software will be payable within [_______________] of AS Final Acceptance of such AS Software.

          (b) The Vendor may invoice the Owner for [_______________] of the passed-through cost (without mark-ups, add-ons or charges of any kind (except as explicitly provided in Appendix I)) of any third party manufactured AS Equipment supplied by the Vendor for the AS Software for the AS Software System in accordance with the AS Statement of Work and the Owner will be required to pay any such invoice for third-party AS Equipment within [_______________] of the Owner's receipt and reasonable acceptance thereof. The Vendor may invoice the Owner for AS Services (if applicable) pursuant to the first sentence of subsection
          6.3.1 of the Contract. AS Software Annual Maintenance Services will be provided by the Vendor pursuant to the Annual Application Software Maintenance Services Fees as set forth on Appendix I to Amendment No. 2 and such fees will be invoiced to the Owner with the Annual Software Release Maintenance Fees in accordance with the terms of the Contract."

     11. Amendment to Section 9. Section 9 is hereby amended by inserting the following subsection 9.7 after subsection 9.6:

          "9.7 AS Acceptance Testing and Acceptance. (a) After installation of AS Software, or any part thereof as set forth in Appendix K to Amendment No. 2, the Owner will carry out Functional Acceptance Tests in accordance with the provisions of Appendix K to Amendment No. 2, testing the compliance of the AS Software with the AS Statement of Work. The Owner will start the AS Functional Acceptance Tests no later than seven (7) days after installation of such AS Software and complete the AS Functional Acceptance Tests no later than fourteen
          (14) days after installation of such AS Software.

          (b) After the AS Software has successfully passed the Functional Acceptance Tests, the Owner will commence the AS Final Acceptance Test in accordance with the provisions of Appendix K to Amendment No. 2. The duration of the AS Final Acceptance Test shall be thirty (30) days after successful completion of the AS Functional Acceptance Test.

          (c) If the Owner fails to complete either the AS Functional Acceptance Tests or the Final Acceptance Test within the time periods set forth in subsections 9.7(a) and 9.7(b), the AS Software shall be deemed to have met the Acceptance Test criteria on the last day of the time period allotted for the applicable AS Acceptance Test.

          (d) The costs and expenses of the AS Acceptance Tests will be borne by the Owner. Upon request of the Owner, the Vendor will provide reasonable support to the Owner during the AS Functional Acceptance Tests and the AS Final Acceptance Tests.

          (e) If the AS Acceptance Tests show that any of the AS Software complies with the AS Statement of Work, such AS Software will be accepted by the Owner by confirming the results in a written report.

          (f) If any AS Acceptance Test is not satisfied, the Owner will (i) in writing, notify the Vendor of such failure, and (ii) the Vendor will promptly correct whatever Defects or Deficiencies caused such AS Acceptance Test not to be satisfied. After such correction, the Vendor must (i) repeat at its sole cost and expense the failed AS Acceptance Tests and as many other AS Acceptance Tests as are necessary to ensure in the reasonable opinion of the Owner that such correction made by the Vendor would not have affected the outcome of such other AS Acceptance Tests, and (ii) in writing, notify the Owner as to what correction was made and what AS Acceptance Tests were repeated. Nothing stated herein to the contrary will in any way limit the Owner's right to liquidated damages pursuant to subsection 15.8 or other remedies under this Contract in the event the Vendor fails to deliver AS Products in accordance with the requirements of Appendix G to Amendment No. 2 on the dates originally scheduled for such deliveries.

          (g) Minor Defects and shortcomings not affecting the operational use of any part of the AS Software shall not give rise to withholding the acceptance provided that the Vendor undertakes to remedy such Defects and shortcomings as soon as reasonably possible, pursuant to the procedures described in Appendix K to Amendment No. 2."

     12. Amendment to Section 12. Section 12 is hereby amended by inserting the following subsections 12.5 and 12.6 after subsection 12.4.:

          "12.5 Right to Modify SCP/HLR Software. The Vendor grants to the Owner a personal, non-transferable, non-exclusive and royalty-free license to modify the following component layers of the SCP/HLR Software provided under this Amendment No. 2 to run on the SCP/HLR Hardware, solely for use by the Owner in its business of providing telecommunications services (the names for the component layers set forth below being used in conformity with the conventions displayed on the graphic element of Appendix B to Amendment No. 2):

               (i) Service Customization Layer

              (ii) Application Oriented Layer

             (iii) Capability Creation Layer

              (iv) Platform Enhancement Layer

               Such right to modify includes the right for the Owner, its employees, and agents to modify and copy the Source Code of the above named component layers (including, but not limited to, access to the "SCP Action Execution Library" (including IS41 Rev. B and IS41 Rev. C)) of the SCP/HLR Software provided solely for the purposes of maintaining and enhancing or supplementing the object code versions of such provided Software. The Owner agrees to use the modifications to Licensed Software made in the exercise of the license granted in this subsection 12.5 in accordance with its licensed rights in the SCP/HLR Software hereunder, except as otherwise provided in this subsection 12.5. The license to modify set forth in this subsection 12.5 will be royalty-free and without fee with respect to code implementing features or capabilities provided within the above-enumerated layers of releases or versions of the Software which are provided by the Vendor in accordance with or pursuant to the Annual Maintenance Fee.

               Intellectual property rights in modifications to the SCP/HLR Software by the Owner, its employers or agents for hire in the exercise of a right of modification granted in this subsection
               12.5 will vest in the Owner, subject to the Vendor's intellectual property rights in the Vendor's proprietary "SLL" programming language and compiler and in the Vendor's unmodified SCP/HLR Licensed Software. The unmodified Computer Programs provided by the Vendor, including, but not limited to, the SCP/HLR Software, will remain the intellectual property of the Vendor; and nothing in this subsection 12.5 will be deemed to confer upon the Owner ownership in any aspect of the unmodified SCP/HLR Software. Nor will anything herein be deemed to confer upon the Owner any right to license or sublicense use of the unmodified SCP/HLR Software, or any part thereof, to third persons. The Vendor will be entitled to license any right to use and to sublicense modifications made by or for the Owner on terms mutually agreed between the Owner and the Vendor, unless the Owner unilaterally designates, in writing, a specific modification or modifications to be restricted from such licensing for a specific period of time.

               The Vendor agrees to provide the Owner Software tools, documentation, services and training requested by the Owner which is reasonably necessary to the exercise of the Owner's rights of modification granted in this subsection 12.5, upon mutually agreed prices, terms and conditions. The Vendor will endeavor in subsequent Software Upgrades, Software Enhancements, Combined Releases and other versions of its SCP/HLR Software to accommodate the Owner's need to preserve compatibility between the Owner's modifications and such Vendor-provided programs.

               Nothing contained in this subsection 12.5 to the contrary authorizes the Owner to engage any entity or person as an agent for hire to modify the Vendor's SCP/HLR Software which entity or person (i) is substantially and directly engaged in competition with the Vendor in manufacturing or developing PCS systems; or
               (ii) does not agree in writing to recognize and respect the Vendor's intellectual property rights in such Licensed Software (including, but not limited to, the Vendor's rights stated herein) and to maintain the secrecy of information proprietary to the Vendor regarding the structure and contents of the Vendor's computer programs upon terms comparable to the Owner's undertakings to maintain the confidentiality of the Vendor's Proprietary Information."

               12.6 Right to Modify AS Software. The Owner may add to, delete from, or modify AS Software modules or menus, if available from the Vendor. Such changes or modifications, however extensive shall not affect the Vendor's title to the AS Software."

     13. Amendment to Section 15. Section 15 of the Contract is hereby amended by inserting the following subsections 15.4, 15.5, 15.6, 15.7 and 15.8 after subsection 15.3:

               "15.4 SCP/HLR Delay. (a) Failure of the Vendor to properly deliver, install and test any of the SCP/HLR Products at the then existing HLR Designated Switch Sites in accordance with the SCP/HLR Specifications and the milestones set forth therein applicable to SCP/HLR Products by the HLR Completion Dates will result in the Vendor being liable to pay to the Owner contract cover damages (the "Contract Cover Damages") equal to any and all reasonable and actual increased costs or expenses including, but not limited to, increased costs or expenses associated with network modifications, extra equipment, software or training or re-engineering incurred by the Owner due to the Vendor's failure to deliver, install and test the SCP/HLR Products by the HLR Completion Dates in accordance with SCP/HLR Specifications and the HLR Statement of Work.

               15.5 AM/HLR Interim Solution. In order to meet the Owner's projected service date the Vendor will provide to the Owner, at the Vendor's own sole cost and expense, and at the Owner's then existing HLR Designated Switch Sites, AM/HLRs pursuant to and in accordance with the AM/HLR Specifications and the HLR Statement of Work as an interim solution so that the Nationwide Network may operate in accordance with the Specifications; provided that the Vendor will continue to use its best efforts, at its sole cost and expense (but with all reasonable cooperation from the Owner), to replace such interim AM/HLR solution with a comprehensive SCP/HLR system in accordance with the SCP/HLR Specifications and the HLR Statement of Work.

               15.6 AM/HLR Redeployment. After acceptance of the SCP/HLRs, the Owner will, at the Owner's sole discretion, have the Vendor redeploy the AM/HLRs as Access Managers to other sites within the System at the Vendor's sole cost and expense for any and all costs associated with such redeployment, including removal, transportation, and delivery but not installation or the cost of such Access Manager; provided that if the Access Manager is not moved to another location but redeployed in the same location in a separate function or for a separate MSC, the Owner will only be liable for the cost of the Access Manager and the Vendor will be responsible for all other costs. All payments, if any, for redeployed AM/HLRs will be made by the Owner pursuant to subsection 6.3(a)-(d); provided that in the event that any such redeployment is to a PCS System which has already achieved Substantial Completion then the payment terms of subsection 6.3.1 will apply.

               15.7 SCP/HLR Delay Termination. If after thirty (30) days after the HLR Completion Dates the Vendor is still unable to satisfactorily complete the Final Acceptance Tests applicable to the SCP/HLRs and/or any of the SCP/HLR Products to be delivered in accordance with the terms of this Contract (including, but not limited to, the SCP/HLR Specifications) the Owner will have the right (in addition to any rights under subsection 15.4 above), but not the obligation, to terminate the Contract only with respect to the SCP/HLR Products and will have the right to seek from the Vendor reimbursement for any of its reasonable and actual increased costs associated with acquiring reasonable replacement SCP/HLR Products from a third-party supplier. The remedies set forth in subsections 15.4, 15.5 and 15.7 will be the Owner's sole and exclusive remedies in the event the Owner chooses to terminate the delivery of SCP/HLR Products pursuant to the terms of this subsection 15.7.

               15.8 AS Software Delay. With respect to the AS Products and Services, in the event the Vendor fails to deliver any such AS Statement of Work compliant AS Products and/or AS Services within seven (7) days (except as provided below, the "AS Delay Grace Period") of the applicable dates for delivery set forth in Appendix G to Amendment No. 2, the Vendor will (to the extent the Owner will not have cancelled the applicable order therefor pursuant to the terms of the Contract) credit to the Owner (in the form of purchase credits for any Vendor Products including, but not limited to, AS Products) as liquidated damages for such late performance for each of the first [_______________] beyond such AS Delay Grace Period, an amount equal to [________________] per day (for such [________________] period) of the total price of such undelivered or unsatisfactory AS Products or AS Services; provided that upon the timely AS Functional Acceptance (on the dates originally scheduled for such AS Functional Acceptance) of any such AS Products and/or AS Services, any delay penalties accrued therefor shall be forgiven; and provided further for AS Software "release 0.1" (as defined in Appendix G) the AS Delay Grace Period will be [____________] from the delivery dates set forth in Appendix G for the delivery of such AS Software release 0.1."

     14. Amendment to Subsection 17.1. Subsection 17.1 is hereby amended to add the following subsection 17.1.1 after subsection 17.1:

               "17.1.1 AS Products Warranty. Notwithstanding anything stated herein to the contrary, for the AS Products provided hereunder, the Vendor warrants that, from the date of AS Final Acceptance of the installation and Engineering thereof, the AS Products will materially conform with and perform the functions set forth in the AS Statement of Work, to the extent applicable, and will be free from Defects and Deficiencies for a warranty period (each as applicable, an "AS Product Warranty Period") of (i) in the case of AS Software, ninety (90) days and (ii) in the case of AS Equipment, one (1) year. In the case of AS Software, the AS Product Warranty Period applicable to any such AS Software will be automatically extended for a new ninety (90) day period commencing on the date of the completion of any applicable
               Software Upgrade and/or Software Enhancement upon, and simultaneous with, any Software Upgrade and/or Software Enhancement issued pursuant to the terms of Section 12. To the extent the Owner orders additional AS Products not otherwise covered pursuant to Appendix G to Amendment No. 2 from the Vendor in accordance with the terms of this Contract, any such AS Products so ordered by the Owner and delivered and installed by the Vendor or its Subcontractors will be warranted to the same extent as set forth above, from the earlier of (i) the date the Owner puts such additional AS Products into In Revenue Service,
               (ii) the date of the Owner's acceptance of such additional AS Products and (iii) thirty (30) days after the Vendor completes the installation of such additional AS Products."

     15. Amendment to Subsection 17.7. Subsection 17.7 is hereby amended by deleting the "or" at the end of clause or subsection 17.7.5, and placing an "or" at the very end of clause or subsection 17.7.6 and by inserting the following new clause or subsection 17.7.7:

               "17.7.7 Owner modifications to SCP/HLR Software (including the Platform Software in SCP/HLR Hardware) done pursuant to subsection 12.5 and/or Owner modifications to AS Software done pursuant to subsection 12.6."

     16. Amendment to Subsection 20.2. Subsection 20.2 is hereby amended by adding in the second line thereof after "15.3," and before "17.4," "15.4, 15.5, 15.6, 15.7, 15.8".

     17. Amendment to Subsection 22.2. Subsection 22.2 is hereby amended by adding subsection 22.3 after subsection 22.2:

               "22.3 AS Products Risk of Loss. Risk of loss as to AS Products will pass to the Owner upon the delivery to the Owner's designated location."

     18. Cross References. All references in the Contract to Section and subsection numbers of the Contract will be amended accordingly to reflect the changes made by this Amendment.

     19. NO OTHER AMENDMENTS. EXCEPT AS EXPRESSLY AMENDED, MODIFIED AND SUPPLEMENTED HEREBY, THE PROVISIONS OF THE CONTRACT ARE AND WILL REMAIN IN FULL FORCE AND EFFECT AND NOTHING IN THIS AMENDMENT NO. 2 WILL BE CONSTRUED AS A WAIVER OF ANY OF THE RIGHTS OR OBLIGATIONS OF THE PARTIES UNDER THE CONTRACT.

     20. Governing Law. This Amendment No. 2 will be construed in accordance with and governed by the laws of the State of Missouri without regards to the laws and principles thereof which would direct the application of the laws of another jurisdiction.

     21. Descriptive Headings. Descriptive headings are for convenience only and will not control or affect the meaning or construction of any provisions of this Amendment No. 2.

     22. Counterparts. This Amendment No. 2 may be executed in any number of identical counterparts, each of which will constitute an original but all of which when taken together will constitute but one contract.
                                                *    *    *    *    *

                  IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be signed by their duly authorized representatives on the date first above written.

                                        SPRINT SPECTRUM EQUIPMENT COMPANY, L.P., as the Owner


                                        By: /s/ Arthur A. Kurtze
                                        Name:   Arthur A. Kurtze
                                        Title: Chief Operating Officer

                                        LUCENT TECHNOLOGIES INC.,
                                        as the Vendor


                                        By: /s/ James P. Goodman
                                        Name:   James P. Goodman
                                        Title:  Sales Vice President

                                   APPENDIX A



                      AM/HLR Description and Specifications

                                   APPENDIX B



                     SCP/HLR Description and Specifications

                                   APPENDIX C



                             [Intentionally Omitted]

                                   APPENDIX D1



                       Lucent/Nortel License Agreement-HLR

                                   APPENDIX D2



                      Lucent/Nortel License Agreement-OAM&P

                                   APPENDIX E



                              HLR Statement of Work

                                   APPENDIX F


                                 SCP/HLR Prices

                                   APPENDIX G


                           AS/OAM&P Statement of Work

                                   APPENDIX H


                             [Intentionally Omitted]

                                   APPENDIX I


                                 AS/OAM&P Prices

                                   APPENDIX J


                             [Intentionally Omitted]

                                   APPENDIX K


        Application Software Products Acceptance Procedures and Criteria



APPLICATIONS SOFTWARE ACCEPTANCE:

     To be delivered pursuant to mutual agreement of the Parties pursuant to the terms of Amendment No. 2.

                                   APPENDIX L

         Application Software Products Maintenance and Support Services

6.1      GENERAL

     The provisions of this Appendix L apply to the furnishing of maintenance AS Services by the Vendor for AS Software furnished by the Vendor. This Appendix L in no way limits, modifies or otherwise amends the Vendor's obligations as to maintenance Services for other Products pursuant to the terms of the Contract.

6.2      DEFINITIONS

     For the purposes of this Appendix L, the following terms shall have the meanings indicated below:

     (a) "AS Severity Level" means the priority status of an AS Software condition that is indicative of the severity of the reported condition as set forth in the table below.

     (b) "Corrective Maintenance" means maintenance performed or required to be performed by the Vendor upon written or oral request of the Owner to correct a Defect in the AS Software.

     (c) "Maintenance Updates", to be provided from time to time by the Vendor but in any event, at least monthly, consist of at least the following:

               (i) revised object code as appropriate for AS Software in the same machine-readable storage media form as the original AS Software; and

               (ii) new or modified AS Software documentation or information regarding such documentation.

     (d) "Problem Resolution Management" means the procedures and actions performed or required to be performed by the Vendor upon written or oral request of the Owner to act in an ombudsman-type capacity and investigate and manage the resolution of a reported condition so that the Owner has a single interface that is engaged in pursuing a problem through to its resolution. This includes Corrective Maintenance in the case of a reported Defect in AS Software covered by the Contract.

     (e) "Response Time" means the maximum period of time, in hours, within which the Vendor will acknowledge the Owner's written or oral notification of a Defect, make an initial assignment of the appropriate AS Severity Level and initiate corrective action and escalation procedures.

6.3      SERVICE DESCRIPTION

     Maintenance AS Services for AS Software include, but are not limited to, fixed-term Service and AS/T&M Service. Unless otherwise agreed by Vendor in writing, maintenance AS Service is only available for the then present generic and the then immediately preceding generic.

     (a) Fixed-term maintenance AS Service consists of procedures, as determined by the Vendor for particular AS Software and for fixed periods, to keep the AS Software operating consistent with the AS Statement of Work. Such AS Services include diagnostic Service using on-site or remote techniques, as appropriate, to analyze a problem and prescribe remedial action, and mandatory escalation procedures to provide successively higher levels of expertise. Such AS Services do not include support for administrative, operational, or keyboard command questions. Fixed-term maintenance AS Services will be rendered primarily during the Service hours reasonably requested by the Owners.

     (b) Each order for fixed-term maintenance AS Services shall be for a minimum of one (1) year and shall commence on the date set forth in the Owner's order therefor. The Vendor shall give written notice of the impending termination of an order at least sixty (60) days prior to the date for such renewal, at which time the Owner may consider renewal, in its sole and absolute discretion.

     (c) AS/T&M Service includes, on a call-by-call basis and on the basis of the Vendor's AS Services personnel availability, technical assistance using on-site or remote techniques, as appropriate, to analyze a problem, prescribe remedial action and, if ordered, make necessary repairs to AS Products.

6.4      ELIGIBILITY FOR MAINTENANCE SERVICE

     AS Software installed by the Vendor is eligible for maintenance Service without initial evaluation by the Vendor provided the Service commences not later than the end of the Warranty Period.

     In all other situations, the AS Software shall not be eligible for maintenance Service until the Vendor, at its option, has made an initial evaluation to determine whether modifications are required to make the AS Software eligible. If, in the Vendor's reasonable judgment, modifications are required for this purpose, the Vendor will provide an estimate to the Owner of the costs of making such modifications. The Owner will be invoiced at Vendor's then standard reasonable rate for such evaluation and any such modifications furnished by the Vendor and accepted by the Owner.

6.5      PERIODS OF AS MAINTENANCE SERVICE

     AS Maintenance Service will be provided twenty-four (24) hours a day, three hundred sixty-five (365) days a year, unless otherwise agreed by the Parties in writing.

6.6      AS MAINTENANCE SERVICE EXCLUSIONS

     Unless expressly agreed by Vendor, maintenance Services to be provided under this Appendix L will not include:

     (a) Work external to the AS Software, whether or not on the AS Software's Designated Processor;

     (b) Making AS Specification changes or performing Services connected with relocation of the AS Software;

     (c) Such  Service  which is  impractical  for  Vendor to render  because of
changes  not  authorized  by  Vendor  in  the  Designated  Processor,   hardware
configuration or Vendor's AS Software; and

     (d) Modification or replacement of AS Software, repair of damage, or increase in Service time caused by:

               (i) Failure to provide a reasonably suitable operational environment with all facilities prescribed by the applicable manual including, but not limited to, the failure to provide, or the failure of, reasonable electrical power, air conditioning, or humidity control;

               (ii) The use of the AS Software in a manner not in accordance with the AS Statement of Work (except as otherwise authorized by the Vendor);

               (iii) Accident; disaster, which shall include, but not be limited to, fire, flood, water, wind, and lightning (but only to the extent such AS Software should not have withstood such conditions pursuant to and in accordance with the AS Statement of Work); transportation not provided by or arranged by Vendor; neglect, or misuse by anyone other than Vendor, its employees, agents, or subcontractors;

               (iv) Modifications, maintenance, or repairs performed by other than Vendor, its employees, agents, or subcontractors;

               (v) The conversion from one Vendor AS Software release to another, or the failure of Owner to reasonably apply previously applicable modifications and corrections furnished by the Vendor (excluding any items in Appendix G); and

               (vi) The use of the AS Software in combination with other Software not furnished by Vendor, except where such combinations are specified in Vendor's Specifications for the AS Software or are approved by Vendor in writing; provided that any Nortel Software (as defined in the Nortel Agreement) shall be deemed to be authorized by the Vendor for any such combinations to the extent such Nortel Software needs to interoperate or otherwise integrate with the AS Software in order for the entire Nationwide Network to operate with the AS Software.

     At the request and acceptance of the Owner, the Vendor will perform any of the following Services at the Vendor's reasonable rates and terms in effect at the time of such request.

6.7      MAINTENANCE OF RELOCATED AS SOFTWARE

     AS Software Serviced under the Contract which is moved to another Designated Processor within the Territory shall continue to be covered under this Agreement provided that the Vendor has received fifteen (15) days prior written notice of such relocation and, if requested by Vendor, the Parties have renegotiated the objective response time selected by the Owner in the order. The Vendor reserves the right to supervise the unloading of the AS Software from the original processor and to inspect and reinstall the AS Software at the new installation location; provided that in such event, the Vendor must exercise any such rights, promptly and in a workmanlike manner. If the Owner elects to utilize the Vendor's services hereunder, the Owner shall be charged for all such work performed by Vendor at the Vendor's then reasonable rates.

6.8      SCOPE OF AS SOFTWARE MAINTENANCE AS SERVICES

     (a) All Designated Processors covered for maintenance AS Services shall be listed in the order along with their physical location and serial numbers. The Owner may add or delete any Designated Processor upon the Owner's written notice to the Vendor. Unless otherwise agreed by the Vendor in writing, maintenance AS Services will be provided to support only the then present generic and immediately preceding generic of each AS Software System for which such Services are offered.

     (b) The Vendor shall provide a telephone contact point at which the Owner can notify the Vendor of the need for AS Software maintenance AS Services twenty-four (24) hours per day, seven (7) days per week. In accordance with provisions of the order a trained, knowledgeable, technically qualified Vendor representative will promptly respond to the Owner. Such response will serve to acknowledge receipt of notification and to obtain from the Owner a verbal description of the nature of the need for maintenance AS Services. Such representative shall analyze the problem, using data provided by the Owner, and provide the Owner with timely program corrections to either fix the problem or provide a procedure for working around the problem. If a work-around is provided by the Vendor, the Vendor shall, on a best efforts basis, subsequently (but promptly) provide a permanent solution to such problem.

     (c) The Vendor shall, within a reasonable period of time after making any correction to the AS Software as described herein, provide any necessary revisions to the Vendor documentation related to the AS Software ("AS Related Documentation").

     (d) If it is determined that the AS Software is operating in accordance with the AS Statement of Work and the reported problem arose from the Owner's unauthorized use of the AS Software, the Vendor shall be entitled to Vendor's reasonable standard charges for any reasonable effort spent, including reasonable personnel travel and reasonable subsistence, if any, to diagnose, analyze, and resolve such problem.

6.9      DESCRIPTION OF AS SOFTWARE CORRECTIVE MAINTENANCE SERVICES

         A.  DIAGNOSTIC SUPPORT

     The Vendor will provide diagnostic support of Defects reported by the Owner including isolation of the Defect to one of the following areas: (1) Program
Problems:

          (a) AS Software

          (b) AS Related Documentation

     (2) Other Problems:

           (a)      Owner Operational Problems

           (b)      Data Base Problems

           (c)      Hardware and Firmware Problems

           (d)      Other Interfacing AS Systems Problems

         B.       CORRECTIVE ACTION

     The Vendor will provide the following types of corrective action as follow-up to the diagnostic support.

     (1) AS SOFTWARE DEFECTS

     (a) AS Software - In response to maintenance requests, the Vendor will provide required Corrective Maintenance, in accordance with the AS Severity Levels and Corrective Actions specified below for the AS Software in two ways:

                    (i) AS Emergency Fixes - Vendor will provide fixes such as patches or changes to operational methods when it has been determined that the Defect is in the AS Severity Level 1 or 2 classification;

                    (ii) AS Maintenance Update - A maintenance update to the standard AS Software release will be issued on a periodic basis to provide a fix to a group of conditions.

                    (iii) AS Related Documentation - If the condition is isolated to the AS Related Documentation for the AS Software, the corrected documentation will be given to the Owner as part of the AS Maintenance Update or AS Emergency Fix procedures.

     (2) OTHER PROBLEMS

     The Vendor will perform Problem Resolution Management for all components of the total system, including AS Software, hardware and Firmware as follows:

     (a) Owner Operational Problems - If the condition is determined to be the result of unauthorized use or misuse of the AS System by the Owner, it will be referred back to the Owner by the Vendor. At the Owner's request the Vendor will prepare a proposal for billable effort to correct such nonstandard use.

     (b) Data Base Problems - If the condition is determined to be the result of corruption of the AS Software data base, and such corruption is not the direct result of the AS Software, the condition will be referred back to Owner. At Owner's request and at Vendor's option, Vendor may prepare a proposal for billable effort to correct Owner's data base.

     (c) Hardware/Firmware Problems - When a condition has been isolated to hardware or Firmware associated with the AS Software, it will be referred back to the Owner by Problem Resolution Management personnel for disposition under whatever maintenance arrangement the Owner may have.

     (d) Other Interfacing Systems Problems - If the condition is determined to be caused by mechanized systems other than the AS Software, including but not limited to those systems, excluding any and all systems and/or products, which interface with the AS Software, it will be referred to Owner for action authorized and/or contemplated in Appendix G.

     (3) USER DOCUMENTATION

     Documentation will be provided for AS Maintenance Updates which will enable the Owner to train its personnel in the operation of the AS Software as modified by such releases.

     (4) NOTIFICATIONS OF CORRECTIONS

     The Vendor will issue bulletins periodically, but not less than quarterly, that describe known Defects in the AS Software or known interface hardware or Firmware Defects and the availability of corrections for them. Bulletins will be provided to the Owner during the period in which Owner is receiving maintenance AS Services under the Contract for the applicable AS Software. The Owner will be responsible for distribution of such bulletins within its own company; provided that the Vendor will use reasonable efforts to forward any such bulletins to the appropriate personnel at the Owner then known to the Vendor.

     (5) CORRECTIVE MAINTENANCE RESPONSIBILITY

     The Owner agrees to install the corrections or replacements provided pursuant to the terms of this Contract as promptly as possible. Owner's failure to install emergency fixes or patches or releases will cause the AS Software to be considered nonstandard until all such fixes are installed.

     (6) [Intentionally Omitted]

     (7) PROBLEM DIAGNOSIS MATERIALS

     The Owner will use its reasonable efforts to cooperate with the Vendor, in the Vendor's performance of its obligations under and/or pursuant to the terms of this Appendix L.

     (8) SEVERITY CONDITIONS AND PRIORITIZATION

     The Vendor shall perform AS Problem Resolution Management in accordance with the AS System severity condition after it has been assigned an AS Severity Level by the Owner. The priority for problem condition resolution will be based on the AS Severity Level of outstanding reported conditions. AS Severity Level 1 conditions will receive top priority support. In the event that notification of a condition with a AS Severity Level 1 supplants and redirects efforts expended on a AS Severity Level 2 condition, the Vendor will notify the Owner reporting such AS Severity Level 2 condition that there will be a delay in correcting the AS Severity Level 2 condition and will reschedule efforts to correct that condition.

     (9) ESCALATION PROCEDURES

     The Vendor will observe the following escalation procedures:

     (a) AS Severity Level 1 - In the event of a AS Severity Level 1 condition that is still unresolved four (4) hours after the condition is reported, the Vendor will notify the Vendor's supervisory management of the unresolved condition. If the AS Severity Level 1 condition is still unresolved eight (8) hours after the condition is reported, the next higher level of the Vendor supervisory management will be notified of the unresolved condition.

     (b) AS Severity Level 2 - In the event of a AS Severity Level 2 condition that is still unresolved twelve (12) hours after the condition is reported, the Vendor will notify the Vendor's supervisory management of the unresolved condition. If the AS Severity Level 2 condition is still unresolved twenty-four
(24) hours after the condition is reported, the next higher level of Vendor supervisory management will be notified of the unresolved condition.

     (10) HOT-LINE SERVICE

     The Vendor will provide an "800 Hot-Line" telephone Service for direct telephone support to the Owner in an emergency situation. This Service will be available twenty-four (24) hours a day, seven (7) days a week for AS Severity Levels 1 and 2 conditions only. Prior to placing the call to the Hot-Line, the following steps shall have been completed by the Owner with assistance of Vendor when necessary:

     (a) Identification of the condition and its isolation to a particular component of the AS System believed to be the Vendor's responsibility.

     (b) Collection of sufficient supporting documentation from the system for inclusion in the trouble report.

     (c) Determination that there are no outstanding program fixes which correct the condition.

     Once the solution is found, the Vendor will supply it for testing and use on the failed system.

     (11) NORMAL TROUBLE-REPORTING PROCEDURES

     Owner requirements and routines for reporting AS Severity Levels 2, 3 and 4 conditions are as follows:

     (a) The Owner shall prepare a trouble report, including supporting documentation and forward it to the Vendor.

     (b) The Owner may also  telephone  the Vendor's  Operation  Support  Center
(OSC) for answers to general operational questions about the AS Software and/or assistance in correcting Severity Level 3 and 4 conditions. The return call will either provide the requested information, request additional information, or report on the status of corrective action on the trouble report.

     (c) The calling Owner's personnel shall provide the following information:

                         Caller's name, location, and company Call-back telephone number System name, location Generic issue Processor location, type and serial number Nature of question or situation.

     (12) RESPONSE TIME

     The Vendor will provide a one (1) hour Response Time during the twenty-four hour seven day a week coverage period (the "Standard Coverage Period"). The response will involve the establishment of a mutually agreed-upon AS Severity Level for the condition. Appropriate Corrective Maintenance and escalation procedures will begin during the Standard Coverage Period. However, at the Owner's request, the Vendor will immediately initiate Corrective Maintenance activities during other periods for a AS Severity Level 1 condition.


                    AS SEVERITY LEVELS AND CORRECTIVE ACTIONS

=========== ------------------------------ =====================================
AS
SEVERITY             CONDITION                                     ACTION
=========== ------------------------------ =====================================
LEVEL 1     This condition exists when      The Vendor will develop an emergency
            the AS System is completely     bypass or a fix to enable the
            inoperative, and it is not      licensed AS Software to function
            usable by the Owner. The        until the condition is resolved or
            inoperative portion of the      make necessary changes to such AS
            licensed Software completely    Software to restore it to
            restricts the Owner's           operating condition.
            operation.
=========== ------------------------------ =====================================
LEVEL 2     This condition exists when      The Vendor will initiate problem
            the AS System is partially      correction procedures and will
            inoperative, but it is still    continue them until the condition is
            usable by Owner.  The           resolved or corrected. The Vendor
            inoperative portion of the      will notify the Owner of any
            licensed AS Software severely   resolution or corrections, which
            restricts the Owner's           will be in the form of procedure or
            operations but has a less       program changes.  If a bypass proce-
            critical effect than a AS       dure is utilized, the condition will
            Severity Level 1 condition.     be reclassified to AS Severity
                                            Level 3.
=========== ------------------------------ =====================================
LEVEL 3      This condition exists when     The Vendor will initiate problem
             the AS System is usable by     resolution and correction procedures
             the Owner but with limited     with the objective of resolving or
             functions.  The condition is   correcting the condition and
             not critical to Owner          scheduling any correction, replace-
             operations and does not        ment, or change for inclusion in
             severely restrict such         future scheduled release of the
             operations                     licensed AS Software and/or its
                                            related documentation.
============ ----------------------------- =====================================
LEVEL 4      This condition exists when     The Vendor will initiate problem
             the AS System is usable by     resolution and correction procedures
             the Owner and a means of       with the objective of resolving or
             circumventing the condition    correcting the condition and may
             has been found.  The condi-    schedule any correction, replacement
             tion does not materially       or change for inclusion in a future
             affect Owner operations        release of the licensed AS Software.
             or service.
============ ============================= =====================================

                                TABLE OF CONTENTS
                                                                            Page

1.        Definitions......................................................... 1

2.        Agreements.......................................................... 2

3.        Amendment to Subsection 1.1......................................... 3

4.        Amendment to Subsection 2.2......................................... 8

5.        Amendment to Subsection 2.5......................................... 9

6.        Amendment to Subsection 2.20........................................ 9

7.        Amendment to Subsection 2.22........................................ 9

8.        Amendment to Subsection 2.23....................................... 10

9.        Amendment to Subsection 6.1........................................ 11

10.       Amendment to Subsection 6.3........................................ 11

11.       Amendment to Section 9............................................. 12

12.       Amendment to Section 12............................................ 14

13.       Amendment to Section 15............................................ 16

14.       Amendment to Subsection 17.1....................................... 17

15.       Amendment to Subsection 17.7....................................... 18

16.       Amendment to Subsection 20.2....................................... 18

17.       Amendment to Subsection 22.2....................................... 18

18.       Cross References................................................... 19

19.       NO OTHER AMENDMENTS................................................ 19

20.       Governing Law...................................................... 19

21.       Descriptive Headings............................................... 19

22.       Counterparts....................................................... 19

APPENDICES

Appendix A.................................AM/HLR Description and Specifications
Appendix B................................SCP/HLR Description and Specifications
Appendix C...............................................[Intentionally Omitted]
Appendix D1..................................Lucent/Nortel License Agreement-HLR
Appendix D2................................Lucent/Nortel License Agreement-OAM&P
Appendix E.................................................HLR Statement of Work
Appendix F........................................................SCP/HLR Prices
Appendix G............................................AS/OAM&P Statement of Work
Appendix H...............................................[Intentionally Omitted]
Appendix I.......................................................AS/OAM&P Prices
Appendix J...............................................[Intentionally Omitted]
Appendix K......Application Software Products Acceptance Procedures and Criteria
Appendix L........Application Software Products Maintenance and Support Services